REGISTRATION RIGHTS AND STOCKHOLDERS AGREEMENT

        THIS REGISTRATION RIGHTS AND STOCKHOLDERS AGREEMENT (this "Agreement") dated as of July 16, 1996, is entered into by and among SYKES ENTERPRISES, INCORPORATED, a Florida corporation (the "Company"), JOHAN HOLM, an individual residing in Sweden ("Holm"), ARNE WEINZ, an individual residing in Sweden ("Weinz"), (and together with Holm, the "Individual Stockholders") and NORHOLD INVEST AB, a corporation organized under the laws of Sweden ("Norhold", and together with the Individual Stockholders, the "Stockholders").

        WHEREAS, this Agreement is made in connection with the sale by the Stockholders to the Company of all the outstanding shares (the "Shares") of the capital stock, nominal value SEK 100 per share, of Datasvar Support AB, a corporation organized under the laws of Sweden ("Datasvar"), pursuant to the Stock Purchase Agreement dated July 1, 1996 among the Company and the Stockholders (the "Purchase Agreement").

        WHEREAS, in order to induce the Stockholders to enter into the Purchase Agreement, the Company has agreed to provide the Stockholders the registration rights set forth in this Agreement.

        WHEREAS, in order to induce the Company to enter into the Purchase Agreement, the Stockholders have agreed to certain restrictions on the transfer of the securities received by them pursuant to the Purchase Agreement as set forth in this Agreement.

        WHEREAS, the execution and delivery of this Agreement is a condition to the sale of the Shares to the Company.

        NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

   1.   Definitions.

        Common Stock: The common stock, par value $.01 per share, of the Company.

        Holder: A Stockholder so long as such Stockholder owns any Registrable Securities and any of such Stockholder's respective successors and assigns who acquire rights in accordance with this Agreement with respect to Registrable Securities directly or indirectly from such Stockholder, or from such other successor and assign, and who agree in writing, in form and substance satisfactory to the Company, to be bound hereby.

        Percentage Interest: A percentage equal to a fraction, the numerator of which is the number of shares of Subject Common Stock at any given time held by the Stockholders as a group or by the Individual Stockholder, as applicable, and the denominator of which is the aggregate number of shares of Subject Common Stock held at such time or previously held by the Stockholders as a group or the Individual Stockholder, as applicable. For purposes of determining Percentage Interest, there shall be excluded any Subject Common Stock held by an Individual Stockholder not subject to the restrictions in Section 3(a)(ii) by reason of termination of his employment.

        Registration Expenses: Any and all reasonable expenses actually incurred incident to performance of or compliance with this Agreement other than underwriting discounts and commissions and transfer taxes, if any, but including up to $5,000 in the aggregate of the legal expenses of the Holders, incurred with respect to the Registrable Securities.

        Registrable Securities: All or part of the Subject Common Stock; provided, however, that specific shares of the Subject Common Stock shall not be Registrable Securities if and to the extent that (i) a Registration Statement with respect to such Subject Common Stock shall have been declared effective under the Securities Act and such shares of Subject Common Stock shall have been disposed of in accordance with such Registration Statement, (ii) such shares of Subject Common Stock shall have been distributed to the public in accordance with Rule 144 (or any successor provision) promulgated under the Securities Act, or (iii) such shares of Subject Common Stock shall have been otherwise transferred in accordance with the provisions of this Agreement and the Purchase Agreement, and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company.

        Registration Statement: Any registration statement of the Company filed with the SEC which provides for the registration for sale or other transfer of the Registrable Securities (in whole or in part), including the prospectus included therein, all amendments and any supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

        SEC:  The United States Securities and Exchange Commission.

        Securities Act: The Securities Act of 1933, as amended from time to time, or any successor statute, and the rules and regulations of the SEC thereunder, all as in effect at the time.

        Subject Common Stock: The shares of Common Stock issued to the Stockholders pursuant to the Purchase Agreement and any additional shares issued in respect of such shares, by way of stock splits, stock dividends, or otherwise.

   2.   Registration under the Securities Act

        (a)  Registration on Demand.

             (i) Request for Registration. At any time during the period beginning August 30, 1996 and ending on the second anniversary of the date of issuance of the Subject Common Stock (the "Date of Issuance") and subject to Sections 2(c) , 2(d) and 3, the Holder or Holders of a majority of the Registrable Securities then outstanding may request by written notice to the Company that the Company effect the registration under the Securities Act of Registrable Securities (a "Demand Registration"); provided, however that the Company shall not be required to effect a Demand Registration under this Section 2(a):

                  (A) after the Company has delivered notice of a Piggyback Registration pursuant to Section 2(b) and for so long as such Piggyback Registration is pending; provided, that such notice is delivered prior to receipt by the Company of the notice requesting a Demand Registration;

                  (B) for Registrable Securities owned by any Holder that did not, by delivering of the requisite notice, exercise its right to register such Registrable Securities in a Piggyback Registration when so offered by the Company under Section 2(b), unless the Demand Registration is requested at a time when the Company is eligible to register its Common Stock with the SEC on Form S-3 or any similar form promulgated by the SEC; or

                  (C) if the Demand Registration covers Registrable Securities with an aggregate market value of less than $ 250,000 or which represent less than a majority of the Registrable Securities then outstanding and eligible for Transfer under Section 3.

   The notice requesting a Demand Registration shall specify the method of distribution of the Registrable Securities to be covered. Upon receipt of such notice, the Company will promptly give written notice of such requested registration ( a "Section 2(a) Notice") to any and all other Holders who hold of record any Registrable Securities and thereupon will file a Registration Statement in form and scope sufficient to permit under the Securities Act, and any other applicable law and regulations, the Registrable Securities to be registered in accordance with the methods of distribution specified in such requests (the "Demand Registration Statement"). The Company shall use its best efforts to have the Demand Registration Statement declared effective as promptly as practicable (but in no event later than 90 days after such request) and to keep the Demand Registration Statement continuously effective for a period of at least one
   (1) year following the date on which the Demand Registration Statement is declared effective or, if shorter, until such time as all the Registrable Securities covered by the Demand Registration Statement have been sold pursuant thereto. Notwithstanding the provisions of the preceding sentence, if a request for Demand Registration pursuant to this Section 2(a) is received by the Company on or after August 30, 1996 and on or before September 5, 1996, the Company will file a Demand Registration Statement with the SEC on or before October 1, 1996. The Company will use its reasonable best efforts to have such Demand Registration Statement declared effective on or before November 15, 1996, or, if the filing date is postponed pursuant to this Section, within 45 days after filing. If a request for Demand Registration is received promptly following the Company's decision not to complete a Piggyback Registration pursuant to
   Section 2(b), then the Company will use its reasonable best efforts to have the Demand Registration Statement with respect to such request declared effective within 45 days after filing. The Demand Registration Statement shall provide for the registration under the Securities Act of:

                  (A) the Registrable Securities which the Company has been so requested to register by such Holder or Holders, and

                  (B) all other Registrable Securities which the Company has been requested to register by any other Holders of Registrable Securities by written request (specifying the intended method of distribution thereof) given to the Company within 15 days after the giving of the
   Section 2(a) Notice.

   The Company may postpone filing a Demand Registration Statement under this
   Section 2(a) for a reasonable period (not in excess of 60 days) if in its reasonable judgment such filing would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential. The Company shall be obligated to effect a Demand Registration pursuant to this Section 2(a) only once and shall not be obligated to effect any such Demand Registration for Registrable Securities to the extent that such Registrable Securities are not eligible for Transfer pursuant to Section 3.

             (ii) Registration Statement Form.  Registrations under this
   Section 2(a) shall be on such appropriate registration forms of the SEC as shall be selected by the Company, be reasonably acceptable to the Holder or Holders who are the registered holders of at least a majority of the Registrable Securities to be registered pursuant to this Section 2(a) and permit the disposition of Registrable Securities in accordance with the intended method or methods of disposition specified in the requests for registration relating thereto.

             (iii) Expenses. The Company shall pay all Registration Expenses in connection with the registration pursuant to this Section 2(a) and the Holder or Holders requesting registration pursuant to this Section 2(a) shall pay all underwriting discounts and commissions, any transfer taxes and any expenses of counsel for any Holder or Holders not expressly included in Registration Expenses relating to the sale or disposition of such Holder's Registrable Securities pursuant to such Registration Statement.

             (iv) Effective Registration Statement. A registration requested pursuant to Section 2(a) hereof will not be deemed to have been effected unless it has been declared effective by the SEC and not less than eighty-five percent (85%) of the Registrable Securities covered thereby are sold in accordance with the terms and conditions set forth therein; provided, however, that if, after it has been declared effective, the offering of Registrable Securities pursuant to such registration is interfered with by a stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such registration will be deemed not to have become effective or to have been effected.

             (v) Selection of Underwriter. If any of the Registrable Securities covered by the Demand Registration are to be sold in an underwritten offering, the Company shall select the underwriter or underwriters, subject to the reasonable approval of the Holders of a majority of the shares subject to the demand. The Company and the Holders will take all reasonable steps to cooperate with the underwriter or underwriters so selected to conduct the offering in a manner customary for such underwritten offering, including without limitation entering into an underwriting agreement with such underwriters.

        (b)  Piggyback Registrations.

             (i) Right to Piggyback. Subject to Sections 2(c), 2(d) and 3 hereof, if at any time the Company proposes to file a Registration Statement under the Securities Act with respect to any offering of the Common Stock by the Company for its own account and/or on behalf of any of its security holders (other than (i) a registration on Form S-8 or S-4 or any successor form, (ii) a registration relating to a transaction subject to Rule 145 under the Securities Act, or (iii) any registration of securities as it relates to an offering and sale to management of the Company pursuant to any employee stock plan or other employee benefit plan arrangement) then, as soon as practicable (but in no event less than twenty (20) days prior to the proposed date of filing such Registration Statement), the Company shall give written notice of such proposed filing to the Holders, and such notice shall offer the Holders the opportunity to register such number of Registrable Securities as the Holders may request (a "Piggyback Registration"). Subject to subsection 2(d), the Company shall include in such Registration Statement all Registrable Securities requested within fifteen (15) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by the Holders to be included in the registration for such offering pursuant to a Piggyback Registration), provided, however, that if, at any time after giving written notice of its intention to register Common Stock and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such Common Stock, the Company may, at its election, give written notice of such determination to the Holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such Common Stock.

             (ii) Piggyback Expenses. The Registration Expenses of the Holders of Registrable Securities will be paid by the Company in a Piggyback Registration. Underwriting discounts and commissions and transfer taxes, if any, incurred with respect to the Registrable Securities shall be borne by the Stockholders.

        (c) Underwriter's Cutback. Notwithstanding Sections 2(a) and 2(b), if a Demand Registration or a Piggyback Registration is an underwritten offering being made on behalf of the Company, and the managing underwriter or underwriters advise the Company in writing that in their opinion the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering or would be reasonably likely to adversely affect the price or distribution of the Common Stock offered in such offering or the timing thereof, then the shares of Common Stock to be included in such registration shall be the number of shares of Common Stock, adjusted on a pro rata basis, that, in the opinion of such underwriter or underwriters, can be sold without an adverse effect on the price, timing or distribution of the Common Stock to be included.

        (d) Registration Not Required. Notwithstanding Sections 2(a) and 2(b), in the event the Holder or Holders request that any of the Registrable Securities covered by this Agreement be sold in an underwritten offering or otherwise request registration pursuant to this Agreement, the Company shall not be required to take the action required or contemplated herein to accommodate or permit such underwritten offering or other registration of the shares subject to the request if either the Company or other Holders have received, and provided to the other parties hereto, an opinion of counsel knowledgeable in Securities Act matters to the effect that all of such Registrable Securities may immediately be sold by such Holders under Rule 144 during any ninety (90) day period without registration under the Securities Act and applicable state securities laws.

        (e) Non Pro-Rata Registration. Notwithstanding the provisions of Sections 2(a) and 2(b), the Company shall not be required to honor any request from a Stockholder that the Company register shares in excess of the maximum number that would be available to such Stockholder if the restrictions under Section 3(a) (ii) were applied on a pro rata basis unless such request has been consented to by each other Stockholder whose shares are subject to such restrictions.


   3.   Lock-Up Agreements.

        (a) Restrictions on Transfer. No Stockholder shall, directly or indirectly, sell, assign, pledge, encumber, hypothecate or otherwise transfer (a "Transfer") any Subject Common Stock unless:

             (i) such Transfer occurs after November 15, 1996 or pursuant to a Demand Registration or a Piggyback Registration effected under Section 2 hereof; and

             (ii) after giving effect to such Transfer the Stockholders will own as a group, and the Individual Stockholders will each own, a Percentage Interest in the Subject Common Stock which is not less than:

                  (A) during the period ending on the first anniversary of the Issue Date, 16 2/3%; and

                  (B) during the period ending on the second anniversary of the Issue Date, 10%.

        (b) Terminated Individual Stockholders. The restrictions on Transfer set forth in paragraph (ii) above shall not apply to Registrable Securities owned by an Individual Stockholder whose employment relationship with the Company has been terminated by reason of death, permanent disability or by the Company other than for cause amounting to willful misconduct. In the event of any such termination, the percentages in paragraph (ii) above will be adjusted so that the minimum number of shares required to be retained that was applicable immediately prior to such termination will be the same for the group and the Individual Stockholder who remain subject to the restrictions on Transfer in such paragraph (ii).

   4.   Hold-Back Agreements.

        (a) Restrictions on Public Sale by the Holders. In the event Registrable Securities are covered by a Registration Statement filed pursuant to Section 2 of this Agreement, the Holders agree not to effect any public sale or distribution of Common Stock, including a sale pursuant to Rule 144 under the Securities Act, during the 15-day period prior to, and during the 90-day period beginning on, the effective date of such Registration Statement (except pursuant to such Registration Statement), if, and then only to the extent, so requested in writing by the Company, in the case of a non-underwritten public offering, or by the managing underwriter or underwriters, in the case of an underwritten offering.

        (b) Restrictions on Public Sale by the Company. The Company agrees not to effect any public sale or distribution of or purchase any Common Stock (other than any such sale or distribution of such Common Stock in connection with any transaction subject to Rule 145 under the Securities Act or in connection with offers and sales to employees under employee benefit plans) during the 15-day period prior to, and during the 90-day period beginning on, the effective date of any Registration Statement filed pursuant to Section 2 hereof.

   5. Registration Procedures. In connection with the Company's obligations under Section 2 hereof, the Company shall use it best efforts to effect or cause to be effected the registration of the Registrable Securities under the Securities Act to permit offers and sales in accordance with the intended method or methods of distribution thereof. The Company may require the Holders to use their best efforts to furnish to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request in writing.

   6.   Indemnification.

        (a) The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and each person or entity who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (in the case of a prospectus, always in light of the circumstances under which the statements are made) except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder or its affiliate expressly for use therein or by such Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each person or entity who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

        (b) In connection with any registration statement in which a Holder of Registrable Securities is participating, each such Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each person or entity and entity who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (in the case of a prospectus, always in light of the circumstances under which the statements are made) but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder or its affiliate; provided that the obligation to indemnify will be several, not joint and several, among such Holders of Registrable Securities and the liability of each such Holder of Registrable Securities will be in proportion to and limited to the net amount received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

        (c)  Any person or entity entitled to indemnification hereunder will
   (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, however, that failure to give such notice will not prejudice such person's or entity's right to indemnification from the indemnifying party, except as to any losses suffered by such person or entity which are attributable to such person's or entity's failure to promptly give such notice to such indemnifying party and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. The indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

        (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and will survive the transfer of securities and the termination of this Agreement. The Company also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company's indemnification is unavailable or unenforceable for any reason.

   7.   Stock Certificate Legends.

   Each of the Holders hereby agrees that each outstanding certificate representing Registrable Securities shall bear an endorsement reading substantially as follows until the transfer restrictions with respect to such Registrable Securities contained in Section 3 of this Agreement are no longer effective, at which time the Company will use its reasonable best efforts to cause the Transfer Agent, upon request of a Holder, to issue new certificates to the Holders without any such endorsement.

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS SET FORTH IN A REGISTRATION RIGHTS AND STOCKHOLDERS AGREEMENT DATED AS OF JULY 16, 1996, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF WITHOUT COMPLYING WITH THE TERMS AND CONDITIONS OF SUCH AGREEMENT.

   8. Regulation S Offering. The Stockholders agree that none of the Registrable Securities will be offered for sale pursuant to Regulation S (as promulgated by the SEC) without the prior written consent of the Company.

   9.   Miscellaneous.

        (a) No Inconsistent Agreements. The Company has not entered into and will not on or after the date of this Agreement enter into any agreement with respect to the Common Stock which is inconsistent with the rights granted in this Agreement to the Stockholders or otherwise conflicts with the provisions hereof.

        (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent to such amendment, modification, or supplement or waiver or consents to the departure of the Holders.

        (c) Notices. All notices and other communications provided for or permitted under this Agreement shall be in writing and given by personal delivery, or, if mailed, by certified first-class mail, postage prepaid, or by telex or telecopier with transmission confirmed by telephone:

             (i) if to the Holders, at the address set forth in the Purchase Agreement, or at the most current address given by the Holders to the Company by means of a notice given in accordance with the provisions of this Section 6(c).

             (ii) if to the Company, at the address set forth in the Purchase Agreement, or at the most current address given by the Company to the Stockholders by means of a notice given in accordance with the provisions of this Section 6(c).

        (d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        (f) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida.

        (g) Dispute Resolution; Jurisdiction. Any dispute, controversy or claim arising out of or relating to this Agreement, including any question regarding its existence, validity or termination, shall be referred to and finally resolved by arbitration in accordance with the Arbitration Rules of the Stockholm Chamber of Commerce as in force and effect on the date of this Agreement (the "Rules"), which are deemed to be incorporated by reference into this clause. There shall be one arbitrator and the appointing authority for the purposes of the Rules shall be the Stockholm Chamber of Commerce. The arbitrator shall be a person authorized to practice law in the United States or in England. Where the Rules do not provide for a particular situation the arbitrator shall determine what course of action should be followed. The place of arbitration shall be Stockholm, Sweden and the English language shall be used throughout the arbitration proceedings. The jurisdiction of the United States or Swedish courts to rule on any questions of law affecting the arbitration, or to hear any appeal from or entertain any judicial review of the arbitration award, is hereby excluded. The parties agree to waive their right to appeal to the United States or Swedish courts.


        (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

        (i) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective permitted successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or other permitted holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent permitted Holder of Registrable Securities. The registration rights of the Holders under this Agreement may be transferred to any transferee who lawfully acquires at least fifteen thousand (15,000) shares of the Registrable Securities; provided, however, that the Company is given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned; and provided further, that such transferee is a person who is reasonably satisfactory to the Company and executes an agreement in writing agreeing to be bound by the provisions of this Agreement.


   Signatures begin on the following page

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                 SYKES ENTERPRISES, INCORPORATED

                                 By:  /s/ John Crites
                                 Name:  John Crites
                                 Title: Vice President


                                 NORHOLD INVEST AB

                                 By:  /s/ Mikael Ericsson
                                 Name:  Mikael Ericsson
                                 Title: President



                                 /s/ Johan Holm
                                 Johan Holm


                                 /s/ Arne Weinz
                                 Arne Weinz